SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 20, 2001

HUDSON RIVER BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	000-24187 (Commission File Number)	14-1803212 (IRS Employer Identification Number)

One Hudson City Centre, Hudson, New York, 12534

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(518) 828-4600

N/A

(Former name or former address, if changed since last report)

Next Page

            This amendment to the May 11, 2001 Current Report on Form 8-K of Hudson River Bancorp, Inc. (the "Company") is filed for the purpose of including the pro forma financial information required by Item 7(b).

Forward-Looking Statements

            When used in this filing or future filings by the Company with the Securities and Exchange Commission, in the Company's press releases or other public or shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result", "are expected to", "will continue", "is anticipated", "estimate", "project", "believe", or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, certain disclosures and information customarily provided by financial institutions are inherently based upon predictions of future events and circumstances. Furthermore, from time to time, the Company may publish other forward-looking statements relating to such matters as anticipated financial performance, business prospects, and similar matters.

            The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. Some of the risks and uncertainties that may affect the operations, performance, development and results of the Company's business, the interest rate sensitivity of its assets and liabilities, and the adequacy of its allowance for loan losses, include but are not limited to the following:

a.	Deterioration in local, regional, national or global economic conditions which could result, among other things, in an increase in loan delinquencies, a decrease in property values, or a change in the housing turnover rate;

b.	Changes in market interest rates or changes in the speed at which market interest rates change;
c.	Changes in laws and regulations affecting the financial services industry;
d.	Changes in competition;
e.	Changes in consumer preferences; and
f.	The Company's ability to successfully integrate acquired companies.

            The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made, and to advise readers that various factors, including those described above, could affect the Company's financial

Next Page

performance and could cause the Company's actual results or circumstances for future periods to differ materially from those anticipated or projected.

            The Company does not undertake, and specifically disclaims any obligations, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Item 2.      Acquisition or Disposition of Assets.

            As previously reported, on April 20, 2001, the Company completed its acquisition of Cohoes Bancorp, Inc. ("Cohoes") pursuant to an Agreement and Plan of Merger dated November 24, 2000 ("Agreement"). Pursuant to the Agreement, Cohoes was merged with and into a wholly-owned subsidiary of the Company and Cohoes's wholly owned subsidiary, Cohoes Savings Bank ("Cohoes Savings") was merged with and into Hudson River Bank & Trust Company, upon which Cohoes and Cohoes Savings ceased to exist.

            The Company paid $19.50 in cash for each share outstanding of Cohoes common stock. The acquisition was accounted for under the purchase method of accounting. Accordingly, assets acquired and liabilities assumed were recorded at the estimated fair value, and any excess of the total acquisition cost over the estimated fair value of the net assets acquired was recorded as goodwill. The Company utilized primarily the sale of securities, loans held for sale and long-term FHLB borrowings to fund the acquisition.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of businesses acquired.

            The consolidated financial statements of Cohoes Bancorp, Inc. (Commission File No. 000-25027) required by this item have been previously reported with the Commission and are contained in Cohoes's Annual Report on Form 10-K for the fiscal year ended June 30, 2000 and Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2000.

(b)	Pro forma financial information

            The following unaudited pro forma condensed combined financial statements ("pro forma financial statements") are based on the historical financial statements of Hudson River Bancorp, Inc. and Cohoes Bancorp, Inc. and have been prepared to illustrate the effect of the acquisition.

            The following unaudited pro forma condensed combined balance sheet as of March 31, 2001 is based on the historical consolidated balance sheets of the Company (audited) and Cohoes (unaudited) at that date, assuming that the acquisition had been consummated on March 31, 2001 and accounted for using the purchase method of accounting.

Next Page

            The unaudited pro forma condensed combined income statement reflects the combination of the historical results of operations of the Company and Cohoes for the year ended March 31, 2001. The unaudited pro forma condensed combined income statement gives effect to the acquisition using the purchase method of accounting and assume that (1) the acquisition occurred as of the beginning of the year ending March 31, 2001, and (2) the amount of initial goodwill equaled the amount reflected in the unaudited pro forma condensed combined balance sheet as of March 31, 2001.

            These pro forma financial statements should be read in conjunction with the historical consolidated financial statements and related notes contained in the Company's March 31, 2001 Form 10-K; and in Cohoes's June 30, 2000 Form 10- K and December 31, 2000 Form 10-Q, which are incorporated by reference in the Company's Current Report on Form 8-K filed May 11, 2001.

            As noted above, the acquisition will be accounted for using the purchase method of accounting. Accordingly, the pro forma adjustments made for the purpose of preparing the pro forma financial statements are based upon current estimates regarding the amount of goodwill (which represents the excess of the total acquisition cost over the estimated fair value of the net assets acquired) that will arise from the acquisition and the period over which such goodwill will be amortized. The $31.0 million of goodwill, as reflected in the unaudited pro forma condensed combined balance sheet, represents an estimate of the excess of the total acquisition cost over the estimated fair value of the net assets acquired based upon currently available information. In the opinion of the Company's management, the estimates used in the preparation of these pro forma financial statements are reasonable under the circumstances.

            The combined company expects to achieve benefits from the acquisition including operating cost savings and revenue enhancements. These pro forma financial statements do not reflect any potential cost savings or revenue enhancements that are expected to result from the combination of the operations of the Company and Cohoes other than the elimination of expenses related to Cohoes's Employee Stock Ownership Plan and Recognition and Retention Plan and, accordingly, may not be indicative of the results of future operations. No assurances can be given with respect to the ultimate level of cost savings or revenue enhancements to be realized. As a result, these pro forma financial statements are not necessarily indicative of either the results of operations or financial condition that would have been achieved had the acquisition in fact occurred on the dates indicated, nor do they purport to be indicative of the results of operations or financial condition that may be achieved in the future by the combined company.

Next Page

(In thousands)	Hudson River Bancorp, Inc.	Cohoes Bancorp, Inc.	Pro Forma Adjustments	Footnote Reference	Pro Forma Combined

Assets
Cash and cash equivalents	$38,638	$10,630			$49,268
Loans held for sale	15,108	-			15,108
Securities available for sale, at fair value	213,886	19,969	(31,150)	1	202,705
Securities held to maturity	3,602	27,620	(27,620)	1	3,602
Federal Home Loan Bank of New York stock, at cost	12,070	5,936			18,006

Loans	881,412	627,207	1,195	2	1,509,814
Allowance for loan losses	(22,325)	(5,833)			(28,158)
Net loans	859,087	621,374	1,195		1,481,656

Accrued interest receivable	6,614	3,955			10,569
Premises and equipment, net	19,125	6,899	(264)	3	25,760
Other real estate owned and repossessed property	776	1,295	(545)	4	1,526
Goodwill and other intangibles	11,346	518	30,894	5	42,758
Other assets	28,721	5,436	1,522	6	35,679
Total assets	$1,208,973	$703,632	$(25,968)		$1,886,637

Liabilities and Shareholders' Equity
Liabilities:
Deposits	750,152	501,200	1,877	7	1,253,229
Securities sold under agreements to repurchase	10,201	-			10,201
Short-term FHLB advances	82,000	15,162			97,162
Long-term FHLB borrowings	112,900	57,344	79,525	8	249,769
Mortgagors' escrow balances	5,889	6,401			12,290
Other liabilities	31,698	5,330	10,825	9	47,853
Total liabilities	992,840	585,437	92,227		1,670,504

Total shareholders' equity	216,133	118,195	(118,195)	10	216,133

Total liabilities and shareholders' equity	$1,208,973	$703,632	$(25,968)		$1,886,637

See accompanying notes to unaudited pro forma condensed combined financial statements.

Next Page

(In thousands, except per share data)	Hudson River Bancorp, Inc.	Cohoes Bancorp, Inc.	Pro Forma Adjustments	Footnote Reference	Pro Forma Combined

Interest and dividend income:
Loans, including fees	$73,930	$48,049	$(199)	2	$121,780
Securities available for sale	15,802	1,794	(813)	1	16,784
Securities held to maturity	380	3,080	(3,080)	1	380
Federal funds sold	7	5			12
Loans held for sale	648	-			648
Federal Home Loan Bank of New York stock	732	374			1,106
Total interest and dividend income	91,499	53,302	(4,092)		140,709

Interest expense:
Deposits	28,246	19,577	(1,251)	7	46,572
Securities sold under agreements to repurchase	206	-			206
Short-term FHLB advances	9,470	2,730			12,200
Long-term FHLB borrowings	2,920	3,221	4,040	8	10,181
Total interest expense	40,842	25,528	2,789		69,159

Net interest income	50,657	27,774	(6,880)		71,551

Provision for loan losses	5,100	1,250			6,350
Net interest income after provision for loan losses	45,557	26,524	(6,880)		65,201

Other operating income:
Service charges on deposit accounts	1,987	962			2,949
Loan servicing income	123	250			373
Net securities transactions	771	36			807
Net gain on sales of loans held for sale	(84)	28			(56)
Other income	1,993	2,846			4,839
Total other operating income	4,790	4,122	-		8,912

Other operating expenses:
Compensation and benefits	14,263	11,569	(1,367)	11	24,465
Occupancy	2,132	1,934	(13)	3	4,053
Equipment	2,951	1,392			4,343
OREO and repossessed property	723	619			1,342
Advertising	1,196	385
Legal and other professional fees	2,031	2,762			4,793
Postage and item transportation	953	255			1,208
Goodwill and other intangibles amortization	1,137	256	1,545	5	2,938
Other expenses	6,323	1,054			7,377
Total other operating expenses	31,709	20,226	165		50,519

Income before income tax expense	18,638	10,420	(7,044)		23,594

Income tax expense	6,970	3,836	(2,200)	6	8,606
Net income	$11,668	$6,584	$(4,844)		$14,988

Basic earnings per share	$0.86			12	$1.10
Diluted earnings per share	$0.85			12	$1.09

See accompanying notes to unaudited pro forma condensed combined financial statements.

Next Page

Notes to Pro Forma Condensed Combined Financial Statements
  Represents the reclassification of COHB's securities held to maturity portfolio as securities available for sale, at estimated fair market value. The estimated fair market value adjustment (premium) is assumed to have a life of 4 years. The adjustment is assumed to amortize on a straight line basis over this time period into interest on securities available for sale. In addition, pro forma assumes the sale of $59 million of securities available for sale at an average yield of 6.50% to partially fund the transaction.

  Represents the estimated fair market value adjustment relating to the loan portfolio. The estimated life of this portfolio is assumed to be 6 years. The adjustment is assumed to amortize on a straight line basis over this time period into interest and fees on loans.

  Represents the estimated fair market value adjustment relating to premises and equipment. The estimated life of these assets is assumed to be 20 years. The adjustment is assumed to amortize on a straight line basis over this time period into occupancy expenses.

  Represents estimated adjustment required to record COHB's ORE properties at estimated fair value as of the date of the transaction.

  Represents the estimate of the excess of the total direct acquisition costs over the estimated fair value of the net assets acquired based upon information available as of this date. Goodwill is expected to be amortized on a straight line basis over 20 years.

  Represents the estimated income tax effects of the estimated purchase accounting adjustments. The estimated income tax benefit is assumed to be at a marginal rate of 40%. The income tax benefit is reflected in tax expense during the period that the related purchase accounting adjustment is assumed to be amortized.

  Represents the estimated fair market value adjustment relating to deposits. The life of these liabilities is assumed to be 18 months. The adjustment is assumed to amortize on a straight line basis over this time period as a reduction of interest expense on deposits.

  Represents the estimated borrowings as a result of this transaction. The amount includes $19.50 paid for each outstanding share of COHB stock as of the transaction date (7,181,593 shares), settlement of all outstanding stock options and restricted stock awards, reduced by the proceeds of any securities sold.

  Amount also includes estimated fair market value adjustment related to long-term borrowings. The estimated fair market value adjustment is assumed to have a life of 6 years. The adjustment is assumed to amortize over this time period into interest expense on long-term FHLB borrowings. These borrowings are assumed to be long-term in maturity (in excess of 1 year) and at an assumed rate of 5.00%.

  Represents an estimated liability related to the settlement of certain employment agreements and third party expenses in conjunction with the closing of the transaction.

  Represents the elimination under purchase accounting rules of COHB equity as of the date of the transaction.

  Represents the assumed reduction of COHB expenses related to the COHB's Employee Stock Ownership Plan and Recognition and Retention Plan, as these plans will be necessarily eliminated given the nature of the consideration utilized in the transaction (cash).

  Weighted average common shares outstanding are assumed to be 13,572,814 for the year ended March 31, 2001, and weighted average common shares and potential common shares outstanding are assumed to be 13,699,741 for the year ended March 31, 2001.

Next Page

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 3, 2001	HUDSON RIVER BANCORP, INC. By: /s/ Timothy E. Blow Chief Financial Officer